UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

CeriBell, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42364	47-1785452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 N. Pastoria Avenue
Sunnyvale, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 436-0826

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CBLL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2025, Ceribell, Inc. (the “Company”) and George Yagmourian and Josefa Yagmourian, Trustees of the Yagmourian 1984 Living Trust (the “625 Lessor”), entered into the Second Amendment, effective December 4, 2025 (the “625 Amendment”), to the Standard Industrial/Commercial Multi-Tenant Lease dated May 17, 2024 (the “Original 625 Lease,” and as amended, the “625 Lease”). The 625 Lease covers approximately 11,607 square feet of office space located at 625 N. Pastoria Ave., Sunnyvale, CA 94085. Pursuant to the 625 Amendment, the Company and the 625 Lessor agreed to extend the term of the 625 Lease through January 31, 2028, with a monthly rent of $34,821.00.

On December 11, 2025, the Company and WTA Pastoria II LLC (the “360 Lessor”) entered into the First Amendment, effective December 8, 2025 (the “360 Amendment”), to the Lease dated July 13, 2021 (the “Original 360 Lease,” and as amended, the “360 Lease”). The 360 Lease covers approximately 15,600 square feet of office space located at 360 N. Pastoria Ave., Sunnyvale, CA 94085. Pursuant to the 360 Amendment, the Company and the 360 Lessor agreed to extend the term of the 360 Lease through January 31, 2028, with a monthly rent of $74,147.00.

The foregoing descriptions of the 625 Amendment and the 360 Amendment do not purport to be complete and are qualified in their entirety by reference to the full texts of the 625 Amendment and the 360 Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
10.1

Second Amendment to Standard Industrial/Commercial Multi-Tenant Lease, effective December 4, 2025, by and between CeriBell, Inc. and George Yagmourian and Josefa Yagmourian, Trustees of the Yagmourian 1984 Living Trust.

10.2	First Amendment to Lease, effective December 8, 2025, by and between CeriBell, Inc. and WTA Pastoria II LLC.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIBELL, INC.

Date:	December 12, 2025	By:	/s/ Scott Blumberg
Scott Blumberg Chief Financial Officer